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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



            As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated January 31, 2001, included in CBL & Associates Properties, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                    /s/ ARTHUR ANDERSEN LLP
                                    ARTHUR ANDERSEN LLP




Chattanooga, Tennessee
June 6, 2001